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                                                                  Exhibit 10.12

                   AMENDMENT TO CONTRACT FOR PURCHASE AND SALE


      This Amendment to Contract For Purchase and Sale ("Amendment") is made and entered into effective as of July 3, 1997, by and EYE CARE CENTERS OF AMERICA, INC., a Texas corporation ("Seller") and JDB REAL PROPERTIES, INC., a Texas corporation ("Purchaser").

      WHEREAS, Seller and Purchaser previously entered into that certain Contract for Purchase and Sale ("Contract"), with an effective date of June 3, 1997, with respect to certain property as more particularly described therein and on Exhibit "A" attached hereto, and

      WHEREAS, Seller and Purchaser have agreed to amend the Contract according to the terms and conditions set forth herein.

      NOW, THEREFORE, for and in consideration of the above recitals, and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby amend the Contract as follows:

      1. The Purchaser's Inspection Period (defined in Section 7.3 - page 6 of the Contract) has been extended to expire on July 10, 1997.

      2. The Closing Date (defined in Section 12.1 - page 10 of the Contract) shall remain September 1, 1997.

      Except as expressly amended by the terms of this Amendment, all of the terms and conditions of the Contract shall be, remain and continue in full force and effect as set forth in the Contract.

      This Amendment may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document.

      EXECUTED to be effective as of the date first written above.

                                  SELLER:

                                  JDB REAL PROPERTIES, INC., a Texas corporation



                                  By:
                                     ------------------------------
                                     Gary D. Stillwell, President
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                                  PURCHASER:

                                  EYE CARE CENTERS OF AMERICA, INC.,
                                  a Texas corporation

                                  By: /s/ Mark Pearson
                                     ------------------------------
                                  Name: Mark Pearson
                                       ----------------------------
                                  Title:     CFO
                                        ---------------------------

Receipt of this Amendment is hereby acknowledged this 3rd day of July, 1997.

                                  CHICAGO TITLE INSURANCE COMPANY

                                  By:
                                     ------------------------------
                                  Title:
                                        ---------------------------
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                                   EXHIBIT "A"

                                LAND DESCRIPTION

An approximately 68,434 net rentable square foot office building located at 111103 West Avenue, San Antonio, Texas legally described as Lot 28, Block 38, NCB 11754 San Antonio, Bexar County, Texas